Exhibit e(x) under Form N-1A
                                              Exhibit 1 under Item 601/ Reg. S-K

                                    Exhibit K

                                     to the

                             Distributor's Contract

                         MONEY MARKET OBLIGATIONS TRUST

                          ALABAMA MUNICIPAL CASH TRUST

            CALIFORNIA MUNICIPAL CASH TRUST - INSTITUTIONAL SERVICE SHARES CONNECTICUT MUNICIPAL CASH TRUST - INSTITUTIONAL SERVICE SHARES

                          MARYLAND MUNICIPAL CASH TRUST

           MASSACHUSETTS MUNICIPAL CASH TRUST - INSTITUTIONAL SERVICE SHARES
             MASSACHUSETTS MUNICIPAL CASH TRUST - BOSTON 1784 FUNDS SHARES

                 MINNESOTA MUNICIPAL CASH TRUST - INSTITUTIONAL SHARES

                             MONEY MARKET MANAGEMENT

                               MONEY MARKET TRUST

               MUNICIPAL OBLIGATIONS FUND - INSTITUTIONAL CAPITAL SHARES MUNICIPAL OBLIGATIONS FUND - INSTITUTIONAL SERVICE SHARES

                   MUNICIPAL OBLIGATIONS FUND - INSTITUTIONAL SHARES
                NEW JERSEY MUNICIPAL CASH TRUST - INSTITUTIONAL SHARES

                       NORTH CAROLINA MUNICIPAL CASH TRUST

               OHIO MUNICIPAL CASH TRUST - INSTITUTIONAL SERVICE SHARES PENNSYLVANIA MUNICIPAL CASH TRUST - INSTITUTIONAL SERVICE SHARES

              PRIME CASH OBLIGATIONS FUND - INSTITUTIONAL CAPITAL SHARES PRIME CASH OBLIGATIONS FUND - INSTITUTIONAL SERVICE SHARES

                  PRIME CASH OBLIGATIONS FUND - INSTITUTIONAL SHARES
              PRIME VALUE OBLIGATIONS FUND - INSTITUTIONAL CAPITAL SHARES PRIME VALUE OBLIGATIONS FUND - INSTITUTIONAL SERVICE SHARES

                  PRIME VALUE OBLIGATIONS FUND - INSTITUTIONAL SHARES
               TAX-FREE INSTRUMENTS TRUST - INSTITUTIONAL SERVICE SHARES

                    TAX-FREE INSTRUMENTS TRUST - INVESTMENT SHARES
             VIRGINIA MUNICIPAL CASH TRUST - INSTITUTIONAL SERVICE SHARES

                 VIRGINIA MUNICIPAL CASH TRUST - INSTITUTIONAL SHARES

      In consideration of the mutual covenants set forth in the Distributor's Contract dated March 1, 1994, between the Trust and FSC, Trust executes and delivers this Exhibit on behalf of those Funds and/or Classes listed above, first set forth in this Exhibit.

      Witness the due execution hereof this 1st day of November, 1999.

                                    MONEY MARKET OBLIGATIONS TRUST


                                    By:  /S/ RICHARD B. FISHER
                                       ---------------------------
                                    Name:  Richard B. Fisher
                                    Title:  Vice President

                                    FEDERATED SECURITIES CORP.

                                    By:  /S/ DAVID M. TAYLOR
                                       ---------------------------
                                    Name:  David M. Taylor
                                    Title:  Executive Vice President